UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2011
(February 17, 2011)

BROWN SHOE COMPANY, INC. (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)

1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)

8300 Maryland Avenue St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

(314) 854-4000 (Registrant's telephone number, including area code)

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On February 17, 2011, Brown Shoe Company, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with American Sporting Goods Corporation (“ASG”) and ASG’s stockholders, pursuant to which a subsidiary of the Company acquired all of the outstanding capital stock of ASG (the “ASG Stock”) from the ASG stockholders on that date.  The aggregate purchase price for the ASG Stock was $145.0 million in cash (the “Purchase Price”).  A cash earn-out of $2.0 million may be payable based on ASG’s achievement of certain financial targets.  The foregoing description is only a summary and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Credit Agreement Amendment

In connection with the Company’s purchase of the ASG Stock, on February 17, 2011, the Company and certain of its subsidiaries also entered into that certain First Amendment to Third Amended and Restated Credit Agreement and Confidential Side Letter (the “Amendment”) with the lenders (the “Lenders”) named in that certain Third Amended and Restated Credit Agreement dated as of January 7, 2011 (the “Credit Agreement”).  The Amendment, among other things, updated and modified certain definitions and other provisions in the Credit Agreement to reflect the acquisition of the ASG Stock.  In addition, pursuant to joinder agreements, ASG and The Basketball Marketing Company, Inc., a wholly-owned subsidiary of ASG, have been added as borrowers under the Credit Agreement.  The foregoing description is only a summary and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

To fund the Purchase Price, the Company exercised an option under the Credit Agreement to increase the availability under the Credit Agreement by an additional $150.0 million and borrowed such amount.  Some of the Lenders under the Credit Agreement and/or their affiliates have or may have had various relationships with the Company and its subsidiaries involving the provision of a variety of financial services, including investment banking, underwriting, commercial banking, letters of credit, for which the Lenders and/or affiliates receive customary fees and, in some cases, out-of-pocket expenses.

The information provided above in response to Item 1.01 is hereby incorporated by reference into this Item 2.01.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided above in response to Item 1.01 and Item 2.01 is hereby incorporated by reference into this Item 2.03.

Item 7.01.  Regulation FD Disclosure.

On February 17, 2011, the Company issued a press release (the “Press Release”) announcing the ASG acquisition.  A copy of the Press Release is being filed as Exhibit 99.1 hereto, and the statements contained therein are incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.   Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.
The financial statements required by this Item 9.01(a) are not included in this initial report on Form 8-K.  The required financial statements will be filed as an amendment to this Current Report on Form 8-K/A on or before May 3, 2011.

 (b) Pro Forma Financial Information.
The pro forma financial information required by this Item 9.01(b) is not included in this initial report on Form 8-K.  The required pro forma financial information will be filed as an amendment to this Current Report on Form 8-K/A on or before May 3, 2011.

(a) Financial Statements of Business Acquired. The financial statements required by this Item 9.01(a) are not included in this initial report on Form 8-K.  The required pro forma financial statements will be filed as an amendment to this Current Report on Form 8-K/A on or before May 3, 2011.

 (b) Pro Forma Financial Information.
The pro forma financial information required by this Item 9.01(b) is not included in this initial report on Form 8-K.  The required pro forma financial information will be filed as an amendment to this Current Report on Form 8-K/A no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(d)       Exhibits.

Exhibit Number	Description of Exhibit

10.1
Stock Purchase Agreement, dated February 17, 2011, by and among Brown Shoe Company, Inc., Brown Shoe Netherlands B.V., American Sporting Goods Corporation, the sellers named therein and Jerome A. Turner, in his capacity as representative.

10.2
First Amendment to Third Amended and Restated Credit Agreement and Confidential Side Letter, dated February 17, 2011, by and among Brown Shoe Company, Inc., as lead borrower for itself and on behalf of certain of its subsidiaries, and Bank of America, N.A., as lead issuing bank, administrative agent and collateral agent, Wells Fargo Bank, National Association, as an issuing bank, Wells Fargo Capital Finance, LLC, as syndication agent, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as co-documentation agents, and the other financial institutions party thereto, as lenders.

99.1	Press Release issued February 17, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.
(Registrant)

Date: February 17, 2011	/s/ Michael I. Oberlander
Michael I. Oberlander
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1
Stock Purchase Agreement, dated February 17, 2011, by and among Brown Shoe Company, Inc., Brown Shoe Netherlands B.V., American Sporting Goods Corporation, the sellers named therein and Jerome A. Turner, in his capacity as representative.

10.2
First Amendment to Third Amended and Restated Credit Agreement and Confidential Side Letter, dated February 17, 2011, by and among Brown Shoe Company, Inc., as lead borrower for itself and on behalf of certain of its subsidiaries, and Bank of America, N.A., as lead issuing bank, administrative agent and collateral agent, Wells Fargo Bank, National Association, as an issuing bank, Wells Fargo Capital Finance, LLC, as syndication agent, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as co-documentation agents, and the other financial institutions party thereto, as lenders.

99.1	Press Release issued February 17, 2011.